Exhibit 10.1

Execution Copy

SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of August 17, 2016 among
CALERES, INC., a New York corporation (the “Lead Borrower”),
SIDNEY RICH ASSOCIATES, INC., a Missouri corporation, and BG RETAIL, LLC, a Delaware limited corporation (together with the Lead Borrower, collectively, the “Borrowers”), the Lenders party hereto, and
BANK OF AMERICA, N.A., as administrative agent and collateral agent (the “Agent”), in consideration of the mutual covenants herein contained and benefits to be derived herefrom.
W I T N E S S E T H:
WHEREAS, the Borrowers, the Lenders and the Agent, among others, are party to that certain Fourth Amended and Restated Credit Agreement dated as of December 18, 2014, as amended by that certain First Amendment dated as of July 20, 2015 (as amended and in effect prior to the date hereof, the “Credit Agreement”); and
WHEREAS, the Borrowers, the Lenders and the Agent have agreed to amend the Credit Agreement as set forth herein.
NOW THEREFORE, in consideration of the mutual promises and agreements herein contained, the parties hereto hereby agree as follows:

1.	Incorporation of Terms. All capitalized terms not otherwise defined herein shall have the same meaning as in the Credit Agreement.

2.
Representations and Warranties. Each Borrower hereby represents and warrants that (a) no Default or Event of Default exists under the Credit Agreement or under any other Loan Document, and (b) after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects as of the date hereof, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and (ii) in the case of any representation and warranty qualified by materiality, they are true and correct in all respects.

3.	Amendment to Credit Agreement. Clause (e) of the definition of “Indebtedness” in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:
“(e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business and, in each case, not more than 120 days after the date on which such trade account payable was created unless such account is the subject of a bona fide dispute and adequate reserves have been established therefor in accordance with GAAP),”

4.
Conditions to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent has been fulfilled or substantially contemporaneously will be fulfilled to the satisfaction of the Agent:

a.	This Amendment shall have been duly executed and delivered by the Borrowers and the Lenders, and the Agent shall have received a fully executed original hereof.

b.	All action on the part of the Borrowers necessary for the valid execution, delivery and performance by the Borrowers of this Amendment shall have been duly and effectively taken.

c.	Since January 30, 2016, there have been no changes in the assets, liabilities, financial condition or business of the Lead Borrower and its Subsidiaries which has had a Material Adverse Effect.

d.	After giving effect to this Amendment and the transactions contemplated hereunder, no Default or Event of Default shall have occurred and be continuing.

5.	Binding Effect. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their heirs, representatives, successors and assigns.

6.
Expenses. The Borrowers shall reimburse the Agent for all expenses incurred in connection herewith, including, without limitation, reasonable attorneys’ fees to the extent provided in the Credit Agreement.

7.
Multiple Counterparts. This Amendment may be executed in multiple counterparts, each of which shall constitute an original and together which shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e. “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

8.
Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO ITS PRINCIPLES RELATING TO CHOICE AND CONFLICTS OF LAW, BUT INCLUDING SECTION 5‑1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by each of the parties hereto as of the date first above written.

BORROWERS:

CALERES, INC.
SIDNEY RICH ASSOCIATES, INC.
BG RETAIL, LLC

AS TO EACH OF THE FOREGOING:

By: /s/ Kenneth H. Hannah
Name: Kenneth H. Hannah
Title: Senior Vice President and Chief Financial Officer

BANK OF AMERICA, N.A., as Agent and as a Lender

By: /s/ Richard D. Hill, Jr.
Name: Richard D. Hill, Jr.
Title: Managing Director

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Connie Liu
Name: Connie Liu
Title: Director

BMO HARRIS BANK N.A., as a Lender

/s/ Jason Hoefler
Jason Hoefler
Director

111 West Monroe Street
20th Floor Eash
Chicago, IL 60603

JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ Salvatore P. Demma
Name: Salvatore P. Demma
Title: Authorized Officer